UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                          Date of Report: March 7, 2001



                              THE DIAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




     DELAWARE                                                      51-0374887
(State  or  Other  Jurisdiction  of                         (I.R.S.  Employer
Incorporation  or  Organization)                         Identification  No.)


15501  NORTH  DIAL  BOULEVARD
       SCOTTSDALE,  ARIZONA                                     85260-1619
(Address  of  Principal  Executive  Offices)                    (Zip  Code)


Registrant's  Telephone  Number,  Including  Area  Code  (480)  754-3425

ITEM  7.  EXHIBITS.
   (e)  Exhibits
         (99)  Press  Release  of  the  Company  dated  March  7,  2001

ITEM  9.  REGULATION  FD  DISCLOSURE.

On March 7, 2001, Dial issued a press release declaring a quarterly dividend on Dial Common Stock, a copy of which is filed herewith as Exhibit 99.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


THE  DIAL  CORPORATION
March  7,  2001



/s/ Conrad  A.  Conrad
    Executive  Vice  President  and  Chief  Financial  Officer




















                                                                      EXHIBIT 99

     CYNTHIA  DEMERS  -  CORPORATE  AND  GOVERNMENT  AFFAIRS
(480)  754-4090

     STEPHEN  BLUM  -  INVESTOR  RELATIONS
(480)  754-5040


                THE DIAL CORPORATION DECLARES QUARTERLY DIVIDEND

SCOTTSDALE,  ARIZ.,  MARCH  7,  2001  -  The  Board  of  Directors  of  The Dial
Corporation (NYSE: DL) today declared a quarterly dividend of $0.04 per share on the Company's common stock.

     The dividend is payable on April 17, 2001 to stockholders of record at the close of business on March 19, 2001.

###